UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2018

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On October 5, 2018, and in connection with the placement of long-term acquisition financing to fund the transactions contemplated by its previously announced Agreement and Plan of Merger (the “Merger Agreement”), by and among CenterPoint Energy, Inc. (“CenterPoint Energy”), Vectren Corporation, an Indiana corporation (“Vectren”), and Pacer Merger Sub, Inc., an Indiana corporation and wholly-owned subsidiary of CenterPoint Energy (“Merger Sub”), pursuant to which Merger Sub will merge with and into Vectren (the “Vectren Merger”), with Vectren continuing as the surviving corporation in the Vectren Merger and becoming a wholly-owned subsidiary of CenterPoint Energy, CenterPoint Energy terminated the remaining commitments of the Lenders (as defined below) under the commitment letter (the “Commitment Letter”) with Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc. (together, the “Initial Lenders”). Pursuant to the Commitment Letter and subject to the conditions set forth therein, the Initial Lenders (together with a syndicate of lenders, the “Lenders”) had committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of $5.0 billion (the “Bridge Facility”) to provide flexibility for the timing of the long-term acquisition financing and to fund, in part, amounts payable by CenterPoint Energy in connection with the Vectren Merger.

Item 8.01.	Other Events.

CenterPoint Energy’s Credit Agreement and Commercial Paper Program

Upon termination of the commitments by the Lenders to provide the Bridge Facility, the aggregate commitments under CenterPoint Energy’s Credit Agreement (as defined below) automatically increased from $1.7 billion to $3.3 billion, pursuant to the Second Amendment to the Amended and Restated Credit Agreement (the “Second Amendment”), dated as of May 25, 2018, by and among CenterPoint Energy, JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto, amending CenterPoint Energy’s Amended and Restated Credit Agreement dated as of March 3, 2016, as previously amended by that certain First Amendment dated June 16, 2017 (as so amended, the “Credit Agreement”).

If the Merger Agreement is terminated pursuant to the terms thereof without consummation of the Vectren Merger, the aggregate commitments under the Credit Agreement will revert to $1.7 billion. Additionally, pursuant to the terms of the Second Amendment, upon termination of the commitments by the Lenders to provide the Bridge Facility, the maximum ratio of debt for borrowed money to capital permitted under the Credit Agreement reverted to 65%.

In connection with the automatic increase in the aggregate commitments under Credit Agreement, the size of CenterPoint Energy’s commercial paper program will increase to permit the issuance of commercial paper notes in an aggregate principal amount not to exceed $3.3 billion at any time outstanding (an increase of $1.6 billion). If the aggregate commitments under the Credit Agreement revert to $1.7 billion due to the termination of the Merger Agreement, the size of CenterPoint Energy’s commercial paper program will also revert to $1.7 billion.

The commercial paper notes have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from such registration requirements. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy notes under CenterPoint Energy’s commercial paper program.

Federal Energy Regulatory Agency Approval of the Vectren Merger

Consummation of the Vectren Merger is subject to various conditions, including approval by the Federal Energy Regulatory Agency (the “FERC”). On October 5, 2018, the FERC approved the Vectren Merger. The FERC’s approval satisfies one of the conditions necessary to the closing of the Vectren Merger, which remains subject to the satisfaction and/or waiver of the remaining conditions. CenterPoint Energy continues to anticipate closing the Vectren Merger in the first quarter of 2019.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

The statements contained in this document contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this document are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this document, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to: (1) CenterPoint Energy’s proposed acquisition of Vectren (2) regulatory approvals, (3) the completion of the proposed transactions, (4) benefits of the proposed transactions, (5) integration plans and expected synergies, (6) the expected timing of completion of the transactions, and (7) anticipated future financial measures and operating performance and results, including estimates for growth and other matters affecting future operations.

Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the risk that CenterPoint Energy or Vectren may be unable to obtain governmental and regulatory approvals required for the proposed transactions, or that required governmental and regulatory approvals or agreements with other parties interested therein may delay the proposed transactions or may be subject to or impose adverse conditions or costs, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transactions or could otherwise cause the failure of the proposed transactions to close, (3) the risk that a condition to the closing of the proposed transactions may not be satisfied, (4) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed transactions, (5) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Vectren that could interfere with the proposed transactions, (6) the timing to consummate the proposed transactions, (7) the costs incurred to consummate the proposed transactions, (8) the possibility that the expected cost savings, synergies or other value creation from the proposed transactions will not be realized, or will not be realized within the expected time period, (9) the risk that the companies may not realize fair values from properties that may be required to be sold in connection with the Vectren Merger, (10) the credit ratings of the companies following the proposed transactions, (11) disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers, (12) the diversion of management time and attention on the proposed transactions, (13) the performance of Enable Midstream Partners, LP (“Enable”), the amount of cash distributions CenterPoint Energy receives from Enable, Enable’s ability to redeem the Series A Preferred Units in certain circumstances and the value of CenterPoint Energy’s interest in Enable, and factors that may have a material impact on such performance, cash distributions and value, including factors such as: (A) competitive conditions in the midstream industry, and actions taken by Enable’s customers and competitors, including the extent and timing of the entry of additional competition in the markets served by Enable; (B) the timing and extent of changes in the supply of natural gas and associated commodity prices, particularly prices of natural gas and natural gas liquids (“NGLs”), the competitive effects of the available pipeline capacity in the regions served by Enable, and the effects of geographic and seasonal commodity price differentials, including the effects of these circumstances on re-contracting available capacity on Enable’s interstate pipelines; (C) the demand for crude oil, natural gas, NGLs and transportation and storage services; (D) environmental and other governmental regulations, including the availability of drilling permits and the regulation of hydraulic fracturing; (E) recording of non-cash goodwill, long-lived asset or other than temporary impairment charges by or related to Enable; (F) changes in tax status; (G) access to debt and equity capital and (H) the availability and prices of raw materials and services for current and future construction projects; (14) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand, including the demand for CenterPoint Energy’s non-rate regulated products and services and effects of energy efficiency measures and demographic patterns, (15) timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment, (16) future economic conditions in regional and national markets and their effect on sales, prices and costs, (17) weather variations and other natural phenomena, including the impact of severe weather events on operations and capital, (18) state and federal legislative and regulatory actions or developments affecting various aspects of CenterPoint Energy’s and Enable’s businesses, including, among others, energy deregulation or re-regulation, pipeline integrity and safety and changes in regulation and legislation pertaining to trade, health care, finance and actions regarding the rates charged by CenterPoint Energy’s regulated businesses, (19) CenterPoint Energy’s expected timing, likelihood and benefits of completion of CenterPoint

Energy’s proposed acquisition of Vectren, including the timing, receipt and terms and conditions of any required approvals by governmental and regulatory agencies that could reduce anticipated benefits or cause the parties to delay or abandon the proposed transactions, as well as the ability to successfully integrate the businesses and realize anticipated benefits, the possibility that long-term financing for the proposed transactions may not be put in place before the closing of the proposed transactions and the risk that the credit ratings of the combined company or its subsidiaries may be different from what CenterPoint Energy expects, (20) tax legislation, including the effects of the comprehensive tax reform legislation informally referred to as the TCJA (which includes any potential changes to interest deductibility) and uncertainties involving state commissions’ and local municipalities’ regulatory requirements and determinations regarding the treatment of excess deferred income taxes and CenterPoint Energy’s rates, (21) CenterPoint Energy’s ability to mitigate weather impacts through normalization or rate mechanisms, and the effectiveness of such mechanisms, (22) the timing and extent of changes in commodity prices, particularly natural gas, and the effects of geographic and seasonal commodity price differentials, (23) actions by credit rating agencies, including any potential downgrades to credit ratings, (24) changes in interest rates and their impact on CenterPoint Energy’s costs of borrowing and the valuation of its pension benefit obligation, (25) problems with regulatory approval, construction, implementation of necessary technology or other issues with respect to major capital projects that result in delays or in cost overruns that cannot be recouped in rates, (26) local, state and federal legislative and regulatory actions or developments relating to the environment, including those related to global climate change, (27) the impact of unplanned facility outages, (28) any direct or indirect effects on CenterPoint Energy’s facilities, operations and financial condition resulting from terrorism, cyber-attacks, data security breaches or other attempts to disrupt CenterPoint Energy’s businesses or the businesses of third parties, or other catastrophic events such as fires, earthquakes, explosions, leaks, floods, droughts, hurricanes, pandemic health events or other occurrences, (29) CenterPoint Energy’s ability to invest planned capital and the timely recovery of CenterPoint Energy’s investment in capital, (30) CenterPoint Energy’s ability to control operation and maintenance costs, (31) the sufficiency of CenterPoint Energy’s insurance coverage, including availability, cost, coverage and terms and ability to recover claims, (32) the investment performance of CenterPoint Energy’s pension and postretirement benefit plans, (33) commercial bank and financial market conditions, CenterPoint Energy’s access to capital, the cost of such capital, and the results of CenterPoint Energy’s financing and refinancing efforts, including availability of funds in the debt capital markets, (34) changes in rates of inflation, (35) inability of various counterparties to meet their obligations to CenterPoint Energy, (36) non-payment for CenterPoint Energy’s services due to financial distress of its customers, (37) the extent and effectiveness of CenterPoint Energy’s risk management and hedging activities, including, but not limited to, its financial and weather hedges and commodity risk management activities, (38) timely and appropriate regulatory actions, which includes actions allowing securitization, for any future hurricanes or natural disasters or other recovery of costs, including costs associated with Hurricane Harvey, (39) CenterPoint Energy’s or Enable’s potential business strategies and strategic initiatives, including restructurings, joint ventures and acquisitions or dispositions of assets or businesses (including a reduction of CenterPoint Energy’s interests in Enable, whether through its decision to sell all or a portion of the Enable common units it owns in the public equity markets or otherwise, subject to certain limitations), which CenterPoint Energy cannot assure will be completed or will have the anticipated benefits to it or Enable, (40) acquisition and merger activities involving CenterPoint Energy or its competitors, including the ability to successfully complete merger, acquisition or divestiture plans, (41) CenterPoint Energy’s or Enable’s ability to recruit, effectively transition and retain management and key employees and maintain good labor relations, (42) the outcome of litigation, (43) the ability of retail electric providers (“REPs”), including REP affiliates of NRG and Vistra Energy Corp., formerly known as TCEH Corp., to satisfy their obligations to CenterPoint Energy and its subsidiaries, (44) the ability of GenOn Energy, Inc. (formerly known as RRI Energy, Inc., Reliant Energy and RRI), a wholly-owned subsidiary of NRG Energy, Inc. (“NRG”), and its subsidiaries, currently the subject of bankruptcy proceedings, to satisfy their obligations to CenterPoint Energy, including indemnity obligations, (45) changes in technology, particularly with respect to efficient battery storage or the emergence or growth of new, developing or alternative sources of generation, (46) the timing and outcome of any audits, disputes and other proceedings related to taxes, (47) the effective tax rates and (48) the effect of changes in and application of accounting standards and pronouncements.

The foregoing list of factors is not all-inclusive because it is not possible to predict all factors. Furthermore, it may not be possible to assess the impact of any such factor on CenterPoint Energy’s or Vectren’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Additional risks and uncertainties will be discussed in other materials that CenterPoint Energy and Vectren will file with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transactions. Other risk factors are detailed from time to time in CenterPoint

Energy’s and Vectren’s annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, but any specific factors that may be provided should not be construed as exhaustive. Each forward-looking statement speaks only as of the date of the particular statement. While CenterPoint Energy believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. Further, CenterPoint Energy undertakes no obligation to update or revise any of these forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: October 9, 2018	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer